# Provident Financial Holdings, Inc.

## First Quarter of Fiscal 2019

September 30, 2018

# Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

| Provident Financial Holdings, Inc. | |
|---|---|
| | |
| Nasdaq GS: | PROV |
| Share Price: | $18.30 |
| 52-Week Range: | $17.21 - $19.99 |
| Shares Outstanding: | 7,500,860 shares |
| Market Capitalization: | $137.3 million |
| P/E (ttm): | 33.27x |
| Diluted EPS (ttm): | $0.55 |
| Annual Dividend & Yield: | $0.56 (3.06%) |
| | |
| As of September 30, 2018 | |

# Franchise Overview

**Northern California:**
- Pleasanton
- Roseville


San Luis Obispo
Kern
Santa Barbara
San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

**Regional Banking Services Company Based in the Inland Empire Region of Southern California**

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks**

**Provident Bank**

**Full-Service Offices:**

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

**Provident Bank Mortgage**

**Wholesale Offices:**

- Pleasanton
- Rancho Cucamonga

**Retail Offices:**

- Atascadero
- Brea
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville

# Financial Performance

## Developments

- Pre-Provision, Pre-Tax Earnings increase by 5% (sequential quarter)
- Net Interest Income increases by 1% (sequential quarter)
- Net Interest Margin increases by two basis points (sequential quarter)
- Operating Expenses decrease by 1% (sequential quarter)

## Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.9
$9.1
$8.8
$9.1
$9.3
$9.4
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Non-Interest Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.1
$1.6
$1.4
$1.6
$1.6
$1.4
$5.8
$4.8
$4.3
$3.6
$3.0
$3.1
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Gain on Sale of Loans
Other Fees

## Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.7
$15.7
$13.2
$12.4
$11.8
$11.7
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

# Financial Performance

## Pre-Provision, Pre-Tax Earnings (Loss)


(In Millions)
$3.0
$2.0
$1.0
$-
$(1.0)
$1.1
$(0.3)
$1.3
$1.9
$2.1
$2.2
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Pre-Tax Income (Loss) – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$3.0
$2.0
$3.0
$4.0
$3.8
$3.9
$(1.5)
$(2.4)
$(1.7)
$(1.6)
$(1.5)
$(1.5)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Community Banking
Mortgage Banking

## Quarterly Net Income (Loss)


(In Millions)
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.0
$(0.2)
$(0.8)
$1.7
$1.4
$1.8
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Diluted Earnings (Loss) Per Share


$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$0.12
$(0.03)
$(0.10)
$0.23
$0.18
$0.24
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

# Financial Ratios

## Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.09%
3.17%
3.08%
3.23%
3.28%
3.30%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Efficiency Ratio


110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
92.77%
101.71%
91.17%
86.78%
85.03%
84.17%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Return on Average Assets


0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.50)%
0.32%
(0.08)%
(0.27)%
0.59%
0.48%
0.63%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Return on Average Equity


7.50%
5.00%
2.50%
0.00%
(2.50)%
(5.00)%
2.95%
(0.70)%
(2.50)%
5.76%
4.65%
6.03%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

# Community Banking

## Developments

- Loans Held for Investment decline 3% during September 2018 quarter
- Yield on Loans Held for Investment increases 23 basis points from September 30, 2017
- Deposit costs increase two basis points from September 30, 2017
- Higher cost Time Deposit balances continue to decline
- Borrowing costs increase seven basis points from September 30, 2017

## Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$70 $74 $96 $104 $95 $87
$905 $908 $886 $894 $903 $877
6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18
Loans Held for Investment
Investment Securities

## Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
$480 $322 $98
$483 $322 $97
$464 $314 $103
$466 $317 $107
$476 $315 $110
$455 $307 $112
6/30/17 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18
Muti-Family
Single-Family
Commercial Real Estate

## Portfolio Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$31 $25 $12 $21 $27 $16
$43 $20 $22 $29 $44 $21
Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19
Provident Bank
Provident Bank Mortgage

# Community Banking

## Loans Held for Investment Composition

| Loan Category (Dollars In Thousands) | Balance as of 09/30/18 | Interest Rate | Balance as of 09/30/17 | Interest Rate |
|---|---|---|---|---|
| Single-Family | $ 307,480 | 4.45% | $ 322,363 | 4.07% |
| Multi-Family | 454,821 | 4.23% | 482,617 | 4.06% |
| Commercial Real Estate | 112,026 | 4.79% | 96,863 | 4.65% |
| Construction | 8,956 | 6.68% | 16,290 | 6.30% |
| Other | 167 | 6.50% | - | - |
| Commercial Business | 416 | 6.44% | 466 | 6.52% |
| Consumer | 104 | 14.76% | 131 | 13.63% |
| Total Loans Held for Investment | $ 883,970 | 4.40% | $ 918,730 | 4.17% |
| | | | | |
| Undisbursed Loan Funds | (5,110) | | (8,189) | |
| Advance Payments of Escrows | 3 | | 24 | |
| Deferred Loan Costs, net | 5,383 | | 5,558 | |
| Allowance for Loan Losses | (7,155) | | (8,063) | |
| Total Loans Held for Investment, net | $ 877,091 | | $ 908,060 | |

## Loan Composition as of 09/30/18



Other 0%
Commercial Business 0%
Construction 1%
Consumer 0%
Commercial Real Estate 13%
Single-Family 35%
Multi-Family 51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

# Community Banking

## Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$126
$121
$111
$111
$126
$111
$268
$258
$247
$245
$238
$233
$659
$669
$661
$677
$670
$669
06/30/17
09/30/17
12/31/17
03/31/18
06/30/18
09/30/18
Transaction Accounts
Time Deposits
Borrowings

## Deposit Composition

| Category (Dollars In Thousands) | At 09/30/2018 | Rate | At 09/30/2017 | Rate |
|---|---|---|---|---|
| Checking Accounts - Non Interest-Bearing | $ 87,250 | - % | $ 82,415 | - % |
| Checking Accounts - Interest-Bearing | 261,295 | 0.12% | 260,969 | 0.11% |
| Savings Accounts | 284,705 | 0.21% | 288,358 | 0.20% |
| Money Market Accounts | 36,213 | 0.37% | 37,015 | 0.34% |
| Time Deposits | 232,649 | 1.10% | 258,259 | 0.99% |
| Total Deposits | $ 902,112 | 0.40% | $ 927,016 | 0.38% |
| | | | | |
| Brokered Deposits Included Above | $ 1,567 | 3.88% | $ 1,567 | 3.88% |

## Deposit Composition at 09/30/18



10%
29%
31%
4%
26%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

## Borrowings Maturity Schedule

| Category (Dollars In Thousands) | At 09/30/2018 | Rate | At 09/30/2017 | Rate |
|---|---|---|---|---|
| Overnight | $ - | - | $ - | - |
| Three Months or Less | - | - | 10,004 | 1.20% |
| Over Three to Six Months | - | - | 10,000 | 3.01% |
| Over Six to Twelve Months | 10,000 | 1.53% | - | - |
| Over One to Two Years | - | - | 10,000 | 1.53% |
| Over Two to Three Years | 31,149 | 3.17% | - | - |
| Over Three to Four Years | 10,000 | 2.20% | 31,202 | 3.18% |
| Over Four to Five Years | 20,000 | 2.00% | 10,000 | 2.20% |
| Over Five Years | 40,000 | 2.60% | 50,000 | 2.36% |
| Total Borrowings | $ 111,149 | 2.52% | $ 121,206 | 2.45% |

# Asset Quality

## Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio at 0.64% on September 30, 2018
- REO activity remains limited
- Early-Stage Delinquencies insignificant

## NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

| | 06/30/17 | 09/30/17 | 12/31/17 | 03/31/18 | 06/30/18 | 09/30/18 |
|---|---|---|---|---|---|---|
| Non-Performing Assets | $9,610 | $7,991 | $8,606 | $7,553 | $6,963 | $7,386 |
| NPA to Total Assets | 0.80% | 0.67% | 0.74% | 0.64% | 0.59% | 0.64% |
| ALLL to LHI | 0.88% | 0.88% | 0.90% | 0.84% | 0.81% | 0.81% |

## (Recovery ) Provision for Loan Losses



(In Thousands)
$400
$200
$-
$(200)
$(400)
$(600)
$(377)
$169
$(11)
$(505)
$(189)
$(237)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Non-Performing Asset Composition 09/30/18



1%
0%
7%
10%
0%
0%
82%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

# Asset Quality

## Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,039
$8,063
$8,075
$7,531
$7,385
$7,155
6/30/17
9/30/17
12/31/17
03/31/18
06/30/18
09/30/18

## ALLL Allocation as of 09/30/18



1%
0%
0%
0%
38%
14%
47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

## Delinquent and Non-Performing Loans

| | At September 30, 2018 | | | | At September 30, 2017 | | | |
|---|---|---|---|---|---|---|---|---|
| | 30 - 89 Days | | Non-performing | | 30 -89 Days | | Non-performing | |
| (Dollars In Thousands) | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance | # of Loans | Balance |
| Mortgage Loans: | | | | | | | | |
| Single-Family | - | $0 | 22 | $6,425 | 3 | $1,512 | 29 | $8,352 |
| Multi-Family | - | - | - | - | - | - | - | - |
| Commercial Real Estate | - | - | - | - | - | - | - | - |
| Construction | - | - | 1 | 745 | - | - | - | - |
| Other | - | - | - | - | - | - | - | - |
| Commercial Business Loans | - | - | 1 | 68 | - | - | 1 | 79 |
| Consumer Loans | 2 | - | - | - | - | - | - | - |
| Total | 2 | $ - | 24 | $ 7,238 | 3 | $1,512 | 30 | $ 8,431 |

## Net Charge-Offs (Recoveries)



(In Thousands)
$200
$100
$-
$(100)
$(200)
$(141)
$145
$(23)
$39
$(43)
$(7)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

# Asset Quality

## Geographic Location

| Category | Inland Empire Balance | Inland Empire Percentage | Southern California (1) Balance | Southern California (1) Percentage | Other California Balance | Other California Percentage | Other States Balance | Other States Percentage | Total Balance | Total Percentage |
|---|---|---|---|---|---|---|---|---|---|---|
| Single-Family | $109,033 | 36% | $142,685 | 46% | $54,698 | 18% | $1,064 | 0% | $307,480 | 100% |
| Multi-Family | 72,770 | 16% | 271,686 | 60% | 110,029 | 24% | 336 | 0% | $454,821 | 100% |
| Commercial Real Estate | 32,495 | 29% | 50,418 | 45% | 29,113 | 26% | - | 0% | $112,026 | 100% |
| Construction | 823 | 9% | 7,628 | 85% | 505 | 6% | - | 0% | $8,956 | 100% |
| Other | - | 0% | - | 0% | 167 | 100% | - | 0% | $167 | 100% |
| Total | $215,121 | 24% | $472,417 | 54% | $194,512 | 22% | $1,400 | 0% | $883,450 | 100% |

(1) Other than Inland Empire.

## Geographic Location 09/30/18



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

# Asset Quality

## Single-Family (1st) – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2010 & Prior | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 YTD | TOTAL |
| Loan Balance (in Thousands) | $109,438 | $739 | $2,108 | $2,218 | $5,879 | $10,434 | $29,982 | $70,338 | $62,439 | $293,575 |
| Weighted Avg. LTV (1) | 59% | 59% | 51% | 45% | 64% | 68% | 65% | 72% | 71% | 66% |
| Weighted Avg. Age (in Years) | 12.91 | 7.08 | 6.08 | 5.24 | 4.18 | 3.33 | 2.22 | 1.36 | 0.37 | 5.75 |
| Weighted Avg. FICO (2) | 729 | 724 | 757 | 753 | 756 | 740 | 750 | 738 | 739 | 737 |
| Number of Loans | 391 | 3 | 11 | 20 | 18 | 15 | 58 | 108 | 102 | 726 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 37% | 46% | 15% | 45% | 38% | 20% | 29% | 33% | 43% | 36% |
| Southern California (3) | 52% | 54% | 52% | 22% | 34% | 48% | 33% | 46% | 49% | 47% |
| Other California | 10% | 0% | 33% | 33% | 28% | 32% | 38% | 21% | 8% | 17% |
| Other States | 1% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

## Multi-Family – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2010 & Prior | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018YTD | TOTAL |
| Loan Balance (in Thousands) | $14,283 | $3,816 | $10,082 | $39,637 | $57,562 | $73,458 | $114,679 | $73,872 | $67,432 | $454,821 |
| Weighted Avg. LTV (1) | 36% | 49% | 48% | 50% | 51% | 52% | 48% | 49% | 46% | 49% |
| W. Avg. Debt Coverage Ratio (2) | 1.74x | 1.74x | 1.89x | 1.72x | 1.68x | 1.66x | 1.67x | 1.67x | 1.56x | 1.67x |
| Weighted Avg. Age (in Years) | 13.98 | 7.05 | 6.05 | 5.12 | 4.24 | 3.21 | 2.25 | 1.31 | 0.40 | 2.97 |
| Weighted Avg. FICO (2) | 715 | 742 | 744 | 767 | 767 | 756 | 762 | 751 | 756 | 757 |
| Number of Loans | 39 | 6 | 14 | 64 | 81 | 117 | 140 | 118 | 77 | 656 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 39% | 0% | 2% | 34% | 16% | 18% | 10% | 18% | 11% | 16% |
| Southern California (3) | 54% | 74% | 77% | 45% | 49% | 60% | 62% | 64% | 66% | 60% |
| Other California | 5% | 26% | 21% | 21% | 35% | 22% | 28% | 18% | 23% | 24% |
| Other States | 2% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

## Commercial RE – Loans Held for Investment

| | Year of Origination | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2010 & Prior | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018YTD | TOTAL (4)(5) |
| Loan Balance (in Thousands) | $607 | $0 | $9,923 | $9,193 | $20,082 | $19,560 | $16,102 | $19,599 | $16,960 | $112,026 |
| Weighted Avg. LTV (1) | 35% | 0% | 0.44 | 48% | 44% | 40% | 48% | 43% | 44% | 44% |
| W. Avg. Debt Coverage Ratio (2) | 1.38x | 0.00x | 1.97x | 1.60x | 1.94x | 1.80x | 1.57x | 1.82x | 1.63x | 1.77x |
| Weighted Avg. Age (in Years) | 10.70 | 0.00 | 6.02 | 5.21 | 4.14 | 3.20 | 2.36 | 1.12 | 0.37 | 2.91 |
| Weighted Avg. FICO (2) | 712 | 0 | 741 | 763 | 753 | 757 | 758 | 773 | 751 | 758 |
| Number of Loans | 5 | 0 | 8 | 15 | 23 | 25 | 22 | 23 | 25 | 146 |
| | | | | | | | | | | |
| *Geographic Breakdown (%)* | | | | | | | | | | |
| Inland Empire | 67% | 0% | 75% | 23% | 37% | 31% | 11% | 26% | 12% | 29% |
| Southern California (3) | 33% | 0% | 25% | 48% | 43% | 32% | 65% | 52% | 47% | 45% |
| Other California | 0% | 0% | 0% | 29% | 20% | 37% | 24% | 22% | 41% | 26% |
| Other States | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 0% |
| | 100% | - | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $49.5 million in Mixed Use; $17.2 million in Retail; $15.1 million in Office; $10.0 million in Mobile Home Parks; $8.0 million in Warehouse; $4.4 million in Medical/Dental Office; $2.7 million in Mini-Storage; $2.0 million in Restaurant/Fast Food; $1.6 million in Automotive – Non-Gasoline; and $1.5 million in Light Industrial/Manufacturing.

(5) Consisting of $106.4 million or 95.0% in investment properties and $5.6 million or 5.0% in owner occupied properties.

PROVIDENT Provident Financial Holdings, Inc.

# Mortgage Banking

## Developments

- Loan Origination Volume decreases 21% to $212.0 million (sequential quarter)
- Gain on Sale of Loans increases 3% to $3.1 million (sequential quarter)
- Gross Locked Pipeline decreases 28% to $54.8 million (sequential quarter)
- Loan Sale Margin increases 41 basis points to 170 basis points (sequential quarter)

## PBM Loan Originations


(In Millions)
$500
$400
$300
$200
$100
$0
$31
$406
$25
$392
$12
$332
$21
$220
$27
$242
$16
$196
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Saleable
Portfolio

## PBM Locked Pipeline


(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
26%
28%
31%
26%
25%
23%

| | 06/30/17 | 09/30/17 | 12/31/17 | 03/31/18 | 06/30/18 | 09/30/18 |
|---|---|---|---|---|---|---|
| Gross Locked Pipeline | $124,799 | $127,505 | $69,234 | $85,271 | $75,546 | $54,755 |
| Net Locked Pipeline (1) | $92,726 | $92,065 | $48,032 | $62,871 | $56,906 | $42,403 |
| Fall-Out Ratio | 26% | 28% | 31% | 26% | 25% | 23% |

(1) Net of management's estimate of commitments to extend credit which may not fund.

## PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

| | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 |
|---|---|---|---|---|---|---|
| Refinance | 37% | 42% | 43% | 37% | 27% | 30% |
| Purchase | 63% | 58% | 57% | 63% | 73% | 70% |

Provident Financial Holdings, Inc.

# Mortgage Banking

## Gain on Sale of Loans



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,811
$4,847
$4,317
$3,597
$3,041
$3,132
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.50%
1.50%
1.24% 1.24%
1.49%
1.49%
1.53% 1.53%
1.29% 1.29%
1.70%
1.70%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

## Recourse Provision (Recovery)



(In Thousands)
$25
$0
($25)
($50)
($75)
($100)
($125)
($98)
$0
($22)
$0
$0
($33)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19

## Recourse Reserve Balance



(In Thousands)
$500
$400
$300
$200
$100
$-
$305
$305
$283
$283
$283
$250
6/30/17
9/30/17
12/31/17
03/31/18
06/30/18
09/30/18

PROVIDENT Provident Financial Holdings, Inc.

# Capital Management

## Developments

- Bank Capital Ratios remain strong
- 3.06% cash dividend yield (approximately)
- Bank paid a $7.5 million cash dividend to Holding Company on September 28, 2018

## Stock Repurchase Plan Activity



(# of Shares)
200,000
150,000
100,000
50,000
-
189,495
126,000
140,526
77,681
39,378
-
Q4FY2017
Q1FY2018
Q2FY2018
Q3FY2018
Q4FY2018
Q1FY2019

## Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

| | 6/30/17 | 9/30/17 | 12/31/17 | 03/31/18 | 06/30/18 | 09/30/18 |
|---|---|---|---|---|---|---|
| Tier 1 Leverage Ratio | 9.90% | 9.54% | 9.59% | 9.83% | 9.96% | 9.59% |
| CET1 Ratio | 16.13% | 15.79% | 16.44% | 16.72% | 16.81% | 16.62% |
| Tier 1 Risk-Based Capital Ratio | 16.13% | 15.79% | 16.44% | 16.72% | 16.81% | 16.62% |
| Total Risk-Based Capital Ratio | 17.27% | 16.95% | 17.65% | 17.84% | 17.90% | 17.71% |

## Value Proposition



Stock Price to Tangible Book Value Multiple
1.30x
1.25x
1.20x
1.15x
1.10x
1.05x
1.00x

| | 12/31/16 | 03/31/17 | 06/30/17 | 09/30/17 | 12/31/17 | 03/31/18 | 06/30/18 | 09/30/18 |
|---|---|---|---|---|---|---|---|---|
| Price/TBV | 1.21x | 1.12x | 1.16x | 1.19x | 1.14x | 1.12x | 1.18x | 1.13x |